Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
Revenues:
Rooms	$162,864	$103,100
Food and beverage	123,469	70,017
Other hotel operating revenue	37,907	20,239
Lease revenue	1,031	1,299
Total revenues	325,271	194,655
Operating Costs and Expenses:
Rooms	47,865	33,707
Food and beverage	83,074	54,603
Other departmental expenses	84,724	53,579
Management fees	11,439	5,778
Other hotel expenses	15,613	15,678
Lease expense	1,034	1,258
Depreciation and amortization	37,664	22,205
Corporate expenses	8,268	7,193
Total operating costs and expenses	289,681	194,001
Operating income	35,590	654
Interest expense	(22,785)	(18,274)
Interest income	101	27
Equity in earnings of unconsolidated affiliates	—	4,445
Foreign currency exchange (loss) gain	(116)	2
Gain on consolidation of affiliates	—	78,117
Other (expenses) income, net	(157)	423
Income before income taxes and discontinued operations	12,633	65,394
Income tax expense	(219)	(39)
Income from continuing operations	12,414	65,355
Income from discontinued operations, net of tax	—	158,435
Net Income	12,414	223,790
Net income attributable to the noncontrolling interests in SHR's operating partnership	(37)	(849)
Net loss attributable to the noncontrolling interests in consolidated affiliates	3,434	4,041
Net Income Attributable to SHR	15,811	226,982
Preferred shareholder dividends	—	(9,824)
Net Income Attributable to SHR Common Shareholders	$15,811	$217,158
Basic Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.06	$0.29
Income from discontinued operations attributable to SHR common shareholders	—	0.76
Net income attributable to SHR common shareholders	$0.06	$1.05
Weighted average shares of common stock outstanding	273,831	206,983
Diluted Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.04	$0.25
Income from discontinued operations attributable to SHR common shareholders	—	0.72
Net income attributable to SHR common shareholders	$0.04	$0.97
Weighted average shares of common stock outstanding	282,792	219,368

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	March 31, 2015	December 31, 2014
Assets
Investment in hotel properties, net	$3,175,420	$2,828,400
Goodwill	38,128	38,128
Intangible assets, net of accumulated amortization of $9,404 and $7,288	93,874	94,324
Investment in unconsolidated affiliates	22,850	22,850
Cash and cash equivalents	240,156	442,613
Restricted cash and cash equivalents	89,985	81,510
Accounts receivable, net of allowance for doubtful accounts of $832 and $492	68,141	51,382
Deferred financing costs, net of accumulated amortization of $8,709 and $7,814	10,559	11,440
Deferred tax assets	1,954	1,729
Prepaid expenses and other assets	49,944	46,781
Total assets	$3,791,011	$3,619,157
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages payable, net of discount	$1,855,014	$1,705,778
Accounts payable and accrued expenses	251,412	224,505
Preferred stock redemption liability	—	90,384
Distributions payable	—	104
Deferred tax liabilities	46,137	46,137
Total liabilities	2,152,563	2,066,908
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	9,865	10,500
Equity:
SHR’s shareholders’ equity:
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 275,313,504 and 267,435,799 shares of common stock issued and outstanding)	2,753	2,674
Additional paid-in capital	2,449,084	2,348,284
Accumulated deficit	(874,658)	(890,469)
Accumulated other comprehensive loss	(10,054)	(13,032)
Total SHR’s shareholders’ equity	1,567,125	1,447,457
Noncontrolling interests in consolidated affiliates	61,458	94,292
Total equity	1,628,583	1,541,749
Total liabilities, noncontrolling interests and equity	$3,791,011	$3,619,157

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	March 31, 2015
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	275,314	275,314
Operating partnership units outstanding	794	794
Restricted stock units outstanding	1,418	1,418
Combined shares and units outstanding	277,526	277,526
Common stock price at end of period	$12.43	$12.43
Common equity capitalization	$3,449,648	$3,449,648
Consolidated debt	1,856,036	1,856,036
Pro rata share of consolidated debt	(151,746)	—
Cash and cash equivalents	(240,156)	(240,156)
Total enterprise value	$4,913,782	$5,065,528
Net Debt / Total Enterprise Value	29.8%	31.9%
Common Equity / Total Enterprise Value	70.2%	68.1%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)

Discontinued Operations
The results of operations of hotels sold prior to January 1, 2015 are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. Subsequent to January 1, 2015, only disposals that represent a strategic shift that has a major effect on the Company's results of operations would qualify as discontinued operations. The following hotels were sold during the nine months ended March 31, 2014:

Hotel	Location	Date Sold	Sales Proceeds		Gain on sale
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$206,867,000		$63,879,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$209,407,000	(a)	$92,889,000

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $97,257,000.

The following is a summary of income from discontinued operations for the three months ended March 31, 2014 (in thousands):

Three Months Ended March 31, 2014
Hotel operating revenues	$17,767
Operating costs and expenses	11,485
Depreciation and amortization	1,275
Total operating costs and expenses	12,760
Operating income	5,007
Interest expense	(1,326)
Interest income	2
Loss on early extinguishment of debt	(272)
Foreign currency exchange gain	32
Income tax expense	(833)
Gain on sale, net of tax	155,825
Income from discontinued operations	$158,435

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended March 31, 2014
	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$34,042	$35,006	$69,048
Property EBITDA (100%)	$9,559	$13,191	$22,750
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$3,351	$6,595	$9,946
Depreciation and amortization	(1,955)	(1,551)	(3,506)
Interest expense	(1,900)	(168)	(2,068)
Other expenses, net	(4)	(30)	(34)
Income taxes	230	—	230
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568
Depreciation and amortization	1,955	1,551	3,506
Interest expense	1,900	168	2,068
Income taxes	(230)	—	(230)
EBITDA Contribution	$3,347	$6,565	$9,912
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568
Depreciation and amortization	1,955	1,551	3,506
FFO Contribution	$1,677	$6,397	$8,074

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended March 31,
	2015	2014
Marriott Hamburg:
Property EBITDA	$1,239	$1,512
Revenue (a)	$1,031	$1,299

Lease expense	(1,034)	(1,258)
Less: Deferred gain on sale-leaseback	(44)	(53)
Adjusted lease expense	(1,078)	(1,311)

Comparable EBITDA contribution from leasehold	$(47)	$(12)

Security Deposit (b):	March 31, 2015	December 31, 2014
Marriott Hamburg	$2,039	$2,299

(a)	For the three months ended March 31, 2015 and 2014, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended March 31,
	2015	2014
Net income attributable to SHR common shareholders	$15,811	$217,158
Depreciation and amortization—continuing operations	37,664	22,205
Depreciation and amortization—discontinued operations	—	1,275
Interest expense—continuing operations	22,785	18,274
Interest expense—discontinued operations	—	1,326
Income taxes—continuing operations	219	39
Income taxes—discontinued operations	—	833
Income taxes—sale of assets	—	20,451
Noncontrolling interests	37	849
Adjustments from consolidated affiliates	(3,837)	(3,675)
Adjustments from unconsolidated affiliates	—	5,290
Preferred shareholder dividends	—	9,824
EBITDA	72,679	293,849
Realized portion of deferred gain on sale-leaseback	(44)	(53)
Gain on consolidation of affiliates	—	(78,117)
Gain on sale of assets—discontinued operations	—	(176,276)
Loss on early extinguishment of debt—discontinued operations	—	272
Foreign currency exchange loss (gain)—continuing operations (a)	116	(2)
Foreign currency exchange gain—discontinued operations (a)	—	(32)
Hotel acquisition costs	720	—
Non-cash interest rate derivative activity	116	—
Amortization of below market hotel management agreement	513	—
Activist shareholder costs	—	1,533
Comparable EBITDA	$74,100	$41,174

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
Net income attributable to SHR common shareholders	$15,811	$217,158
Depreciation and amortization—continuing operations	37,664	22,205
Depreciation and amortization—discontinued operations	—	1,275
Corporate depreciation	(128)	(123)
Gain on sale of assets, net of tax—discontinued operations	—	(155,825)
Gain on consolidation of affiliates	—	(78,117)
Realized portion of deferred gain on sale-leaseback	(44)	(53)
Noncontrolling interests adjustments	(110)	(98)
Adjustments from consolidated affiliates	(2,243)	(1,835)
Adjustments from unconsolidated affiliates	—	3,506
FFO	50,950	8,093
Redeemable noncontrolling interests	147	947
FFO—Fully Diluted	51,097	9,040
Non-cash interest rate derivative activity—continuing operations	3,229	(2,294)
Loss on early extinguishment of debt—discontinued operations	—	272
Foreign currency exchange loss (gain)—continuing operations (a)	116	(2)
Foreign currency exchange gain—discontinued operations (a)	—	(32)
Amortization of debt discount	650	—
Amortization of below market hotel management agreement	513	—
Hotel acquisition costs	720	—
Activist shareholder costs	—	1,533
Excess of redemption liability over carrying amount of redeemed preferred stock	—	3,709
Comparable FFO	$56,325	$12,226
Comparable FFO per fully diluted share	$0.20	$0.06
Weighted average diluted shares (b)	276,930	209,583

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Fairmont Scottsdale Princess (c)	0.54%	36 bp	$117,000	April 2015
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,239	December 2017
Hotel del Coronado (e)	3.83%	365 bp	475,000	March 2018
Bank credit facility	2.18%	200 bp	—	April 2019
Four Seasons Washington, D.C.	2.43%	225 bp	120,000	June 2019
JW Marriott Essex House Hotel	3.13%	295 bp	225,000	January 2020
Loews Santa Monica Beach Hotel	2.73%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	142,085	August 2021
Montage Laguna Beach (f)	3.90%	Fixed	150,000	August 2021
InterContinental Miami	3.99%	Fixed	115,000	September 2024
			1,856,036
Unamortized discount (f)			(1,022)
			$1,855,014

(a)	Spread over LIBOR (0.18% at March 31, 2015). See (d) below for interest on the Hyatt Regency La Jolla loan.

(b)	Includes extension options.

(c)
On March 31, 2014, we acquired the remaining 50.0% equity interest in the Fairmont Scottsdale Princess hotel, resulting in the Fairmont Scottsdale Princess hotel becoming wholly-owned by us. In connection with the acquisition, we consolidated the Fairmont Scottsdale Princess hotel and became fully obligated under the entire mortgage loan secured by the Fairmont Scottsdale Princess hotel. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan. In April 2015, we repaid the outstanding balance of this loan.

(d)	Interest on $72,000,000 is payable at an annual rate of LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,239,000 is payable at a fixed rate of 10.00%.

(e)
On June 11, 2014, we acquired the remaining 63.6% equity interest in the Hotel del Coronado, resulting in the Hotel del Coronado becoming wholly-owned by us. In connection with the acquisition, we consolidated the Hotel del Coronado and became fully obligated under the entire outstanding balance of the mortgage and mezzanine loans secured by the Hotel del Coronado.

(f)
On January 29, 2015, we closed on the acquisition of the Montage Laguna Beach resort. In connection with the acquisition, we assumed the outstanding balance of the mortgage loan secured by the Montage Laguna Beach resort. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan.

Debt Summary (Continued)
(dollars in thousands)

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2015 (remainder)	$118,439
2016	2,031
2017	394,123
2018	477,299
2019	122,433
Thereafter	741,711
1,856,036
Unamortized discount	(1,022)
$1,855,014

Percent of fixed rate debt	39.1%
Weighted average interest rate (g)	3.98%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.66

(g) Excludes the amortization of deferred financing costs.